Exhibit 10.1 SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP 200 Bay Street Suite 2600 Toronto, ON M5J 2Jl November 9, 2021 CONFIDENTIAL Hycroft Mining Holding Corporation Autur Gold Corporation (f/k/a Muds Acquisition Sub, Inc. AuxAg Mining Corporation (f/k/a Muds Holdco, Inc.) Rycroft Resources & Development, LLC Allied VGH LLC c/o Rycroft Mining Holding Corporation 8181 E. Tufts Ave. Suite 510 Denver, CO 80237 Re: Waiver Ladies and Gentlemen: Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and between H YCROFT MINING HOLDING CORPORATION, a Delaware corporation (the "Borrower" or ''you"), SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, a limited partnership organized and existing under the laws of the Province of Ontario (the "Lender," ''us" or ''you"), the Guarantors (as defined therein) and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. You have advised us that: (a) after the date hereof, the amount of Unrestricted Cash of the Borrower may be less than or equal to $10,000,000 but not less than $9,000,000 at any time and from time to time during the period beginning on the date hereof and ending on May 10, 2022 (the "Waiver Period"); and (b) you plan to cease active mining operations on the Property on or around November 10, 2021, and that in connection therewith, you anticipate that the Borrower may not be in a position to satisfy the Project Repayment Covenant during the Waiver Period.

-2- Exhibit 10.1 You have acknowledged that, prior to giving effect to this letter agreement: (a) Section 8.l(q) of the Credit Agreement requires, that the Borrower shall maintain an amount of Unrestricted Cash greater than $10,000,000; (b) Section 9.1(c) of the Credit Agreement provides that, among other things, an Event of Default will occur if the Borrower defaults in observing or performing any covenant or condition set out in Section 8.1(q)(ii) of the Credit Agreement; (c) Section 8.1(e) of the Credit Agreement requires that the Borrower diligently pursue, in all respects, all mining and related activities in respect of the Project, as contemplated by the most recent Model delivered by the Borrower to the Lender, which will not to be satisfied if the Borrower and its Subsidiaries cease to continue active mining operations on the Property; (d) Section 9.1(e) of the Credit Agreement provides that, among other things, an Event of Default will occur if the Borrower defaults in observing or performing any covenant or condition set out in Section 8.1(e) of the Credit Agreement if such default continues for a period of 10 Business Days after the earlier of knowledge thereof by the relevant Credit Party or notice thereof from the Lender; (e) Section 8.1(r) of the Credit Agreement requires that the Borrower remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant, in the manner determined by the Lender, within 60 days after the required delivery date of the Model; and (f) Section 9.1(c) of the Credit Agreement provides that, among other things, an Event of Default will occur if the Borrower defaults in observing or performing any covenant or condition set out in Section 8.1(r) of the Credit Agreement. You have requested that we: (a) waive Section S.l(q)(ii) of the Credit Agreement and the Borrower's obligation to maintain Unrestricted Cash greater than $10,000,000 during the Waiver Period, provided always, that the Borrower maintains at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period; and (b) waive Section 9.1(c) of the Credit Agreement with respect to any default (whether now existing or hereafter occurring) by the Borrower of Section 8.1(q)(ii) of the Credit Agreement as a result of the Borrower having an amount of Unrestricted Cash less than or equal to $10,000,000, provided always, that the Borrower maintains at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period. You have further requested that we: (a) waive Section 8.l(e) of the Credit Agreement and the Credit Parties' obligation to diligently pursue, in all respects, all mining and related activities in respect of the Project, as contemplated by the most recent Model delivered by the Borrower to the Lender, for the duration of the Waiver Period;

-3- Exhibit 10.1 (b) waive Section 9.1(e) of the Credit Agreement with respect to any default (whether now existing or hereafter occurring) by the Credit Parties of Section 8.1(e) of the Credit Agreement as a result of the Credit Parties ceasing active mining operations on the Property, for the duration of the Waiver Period; (c) waive the Borrower's obligation under Section 8.l(r) of the Credit Agreement to remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant, in the manner determined by the Lender, within 60 days after the required delivery date of the Model, for the duration of the Waiver Period; and (d) waive Section 9.1(c) of the Credit Agreement solely with respect to Borrower's obligation under Section 8.1(r) of the Credit Agreement to remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant, in the manner determined by the Lender, within 60 days after the required delivery date of the Model, for the duration of the Waiver Period. Accordingly, we hereby: (a) waive Section 8.l(q)(ii) of the Credit Agreement and the Borrower's obligation to maintain Unrestricted Cash greater than $10,000,000 during the Waiver Period, provided always, that the Borrower maintains at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period; (b) waive Section 9.1(c) of the Credit Agreement with respect to any default (whether now existing or hereafter occurring) by the Borrower of Section 8.1(q)(ii) of the Credit Agreement as a result of the Borrower having an amount of Unrestricted Cash less than or equal to $10,000,000, provided always, that the Borrower maintains at least $9,000,000 of Unrestricted Cash at all times during the Waiver Period; (c) waive Section 8.1(e) of the Credit Agreement and the Credit Parties' obligation to diligently pursue, in all respects, all mining and related activities in respect of the Project, as contemplated by the most recent Model delivered by the Borrower to the Lender, for the duration of the Waiver Period; (d) waive Section 9.1(e) of the Credit Agreement with respect to any default (whether now existing or hereafter occurring) by the Credit Parties of Section 8.1(e) of the Credit Agreement as a result of the Credit Parties ceasing active mining operations on the Property, for the duration of the Waiver Period; (e) waive the Borrower's obligation under Section 8.l(r) of the Credit Agreement to remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant, in the manner determined by the Lender, within 60 days after the required delivery date of the Model, for the duration of the Waiver Period; and (f) waive Section 9.1(c) of the Credit Agreement solely with respect to Borrower's obligation under Section 8.1(r) of the Credit Agreement to remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant, in the manner determined by

-4- Exhibit 10.1 the Lender, within 60 days after the required delivery date of the Model, for the duration of the Waiver Period. For clarity, (a) the waiver above in respect of the Borrower's obligation under Section 8.l(r) of the Credit Agreement to remedy to the Lender's satisfaction any breach or deficiency in meeting the Project Repayment Covenant shall not constitute a waiver of the Borrower's obligations thereunder to deliver an updated Model as contemplated therein, and (b) each waiver provided herein shall expire and be of no further force and effect after the expiry of the Waiver Period. The foregoing waivers set forth herein are limited to the provisions and circumstances specifically described herein and nothing in any such waiver is intended or shall be construed to be a waiver by the Lender of any Default or Event of Default (except those described herein above) which may currently exist or hereafter occur. The granting of such waivers shall not affect any other provisions of the Credit Agreement or any other Facility Document and shall not establish a course of dealing between the Borrower and the Lender. Except as herein modified, the Credit Agreement shall remain in full force and effect. By signing this letter each Credit Party confirms that any Security Document or guarantee created or given by it under a Facility Document will continue in full force and effect notwithstanding the waivers given by the Lender under this waiver. The Credit Parties hereby agree to promptly on demand pay the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation and execution of this waiver. This waiver shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. This waiver shall be binding upon and inure to the benefit of the Credit Parties and the Lender and their respective successors and permitted assigns. This waiver may not be assigned by the Credit Parties without the prior written consent of the Lender. This waiver may be executed by facsimile or other electronic means and in counterparts, each of which shall be considered an original and which taken together shall constitute a single agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Waiver Signature Page Exhibit 10.1 Very truly yours, SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, by its general partner, SPROTT RESOURCE LENDING CORP. Per: /s/ Narinder Nagra Authorized Signatory Per: /s/ Jim Grosdanis Authorized Signatory ACKNOWLEDGED AND AGREED BY: HRYCROFT MINING HOLDING CORPORATION By: /s/ Stanton K. Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer AUTUR GOLD CORPORATION (f/k/a Muds Acquisition Sub, Inc.) By: /s/ Stanton K. Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer AuxAg MINING CORPORATION (f/k/a Muds Holdco, Inc.) By: /s/ Stanton K. Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer

Waiver Signature Page Exhibit 10.1 HYCROFT RESOURCES & DEVELOPMENT, LLC By: /s/ Stanton K. Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer ALLIED VGH LLC By: /s/ Stanton K. Rideout Name: Stanton Rideout Title: Executive Vice President and Chief Financial Officer